Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 3 TO FACILITY AGREEMENT

This AMENDMENT NO. 3 TO FACILITY AGREEMENT, dated as of December 31, 2021 (this “Agreement”), is entered into among SIENTRA, INC., a Delaware corporation (the “Borrower”), each of the Loan Parties party hereto, the Lenders party hereto constituting the Required Lenders, and DEERFIELD PARTNERS, L.P., as Agent for itself and the Lenders (the “Agent”).

RECITALS

WHEREAS, the Borrower, the other Loan Parties party thereto, the Lenders party thereto from time to time and the Agent are party to that certain Facility Agreement, dated as of March 11, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Facility Agreement”); capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Existing Credit Agreement, as amended, supplemented or otherwise modified by this Agreement (the “Facility Agreement”);

WHEREAS, pursuant to that certain Asset Purchase Agreement, dated as of December 31, 2021, between the Borrower and AuraGen Aesthetics LLC, a Delaware limited liability company (“AuraGen”), a copy of which is attached hereto as Exhibit A (the “APA”), the Borrower desires to acquire all of the assets owned or controlled by AuraGen relating to its fat grafting operations (such acquisition, together with the other transactions contemplated by the APA, “Project Generation”); and

WHEREAS, the Borrower has requested, and the Required Lenders have consented, to amend the Existing Facility Agreement to permit consummation of Project Generation on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Amendments to Existing Facility Agreement.

Effective as of the Effective Date (as defined below) and subject to and in accordance with the terms and conditions set forth herein, the Existing Facility Agreement is hereby amended as follows:

(a) Section 1.1 of the Existing Facility Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical order:

“Amendment No. 3” means that certain Amendment No. 3 to Facility Agreement, dated as of the Amendment No. 3 Effective Date, by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Agent.

“Amendment No. 3 Effective Date” means December 31, 2021.

“APA” means that certain Asset Purchase Agreement, dated as of December 31, 2021, between the Borrower and AuraGen Aesthetics LLC, a Delaware limited liability company (“AuraGen”), a copy of which is attached to Amendment No. 3 as Exhibit A.

“Project Generation” means the acquisition by the Borrower substantially all of the assets owned or controlled by AuraGen relating to its fat grafting operations and the other transactions contemplated by the APA, in each case in accordance with the terms and conditions of the APA set forth as Exhibit A and without giving effect to any amendment, modification or supplement to such terms..

(b) Section 6.7 of the Existing Facility Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.7 Purchase of Assets, Investments. No Loan Party will, or will permit any Subsidiary to, directly or indirectly:

(a) (i) make any Acquisition other than a Permitted Acquisition or the consummation of Project Generation, or (ii) acquire or own any other Investment other than Permitted Investments;

(b) without limiting clause (a), otherwise acquire or enter into any agreement to acquire any assets other than (i) in the Ordinary Course of Business, (ii) constituting capital expenditures, or (iii) constituting replacement assets purchased with proceeds of property insurance policies, awards or other compensation with respect to any eminent domain, condemnation or similar proceeding; or

(c) engage or enter into any agreement to engage in any joint venture or partnership with any other Person.”

Section 2. Representations and Warranties.

In order to induce the Agent and the Required Lenders to enter into this Agreement, the Borrower and each other Loan Party hereby represents and warrants to the Agent and each Lender that is a party hereto that, as of the Effective Date:

(a) the representations and warranties of each Loan Party set forth in Article 3 of the Existing Facility Agreement and in each other Facility Document are true and correct in all material respects on and as of the Effective Date, after giving effect to this Agreement, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects as of such respective dates;

(b) no Default or Event of Default exists and is continuing immediately prior to or after giving effect to this Agreement;

(c) it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement in accordance with its terms;

(d) this Agreement has been duly executed and delivered by the duly authorized officers of each Loan Party, and each such document constitutes the legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; and

(e) no Debt or Liens have been or will be assumed or created (other than Permitted Liens and Permitted Debt) in connection with the transactions contemplated by the APA, other than the payment obligations under Sections 2.4(b) and 2.6 of the APA, under the terms set forth in Exhibit A hereto.

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Section 3. Conditions Precedent to the Effective Date.

This Agreement shall become effective on the date (such date, the “Effective Date”) that the following conditions shall have been satisfied or waived:

(a) the Agent’s receipt of counterparts to this Agreement, duly executed by the Borrower, the other Loan Parties and the Required Lenders and acknowledged by the Agent;

(b) payment of all fees, costs and expenses of the Lenders and the Agent, including, but not limited to, the fees and expenses of Sullivan & Cromwell LLP incurred up to the date hereof; and

(c) the representations and warranties confirmed herein shall be true and correct and no Default or Event of Default shall have occurred and be continuing immediately prior to or after giving effect to this Agreement.

Section 4. Disclosure, No MNPI.

At or prior to 8:00 a.m. (New York City time) on the second Business Day following the Effective Date, the Borrower shall file with the SEC a Form 8-K describing the terms of the transactions contemplated by this Agreement (including, without limitation, the Project Generation) and all material non-public information otherwise disclosed to the Lenders and Agent prior to the Effective Date and include this Agreement and the APA (including all exhibits, schedules and annexes thereto) as exhibits to such Form 8-K without any redactions. The Borrower expressly acknowledges, represents and agrees that after such filing, (a) all material, non-public information (if any) provided or made available to the Lenders or the Agent and their respective Affiliates (and their respective agents and representatives) (the “Deerfield Parties”) by the Borrower or any of its Affiliates (and their respective agents or representatives) in connection with the transactions contemplated by this Agreement (including, without limitation, Project Generation) or otherwise prior to the date hereof, shall have been publicly disclosed and (b) that from and after such filing, no Deerfield Party shall have any duty to the Borrower of trust or confidence with respect to, or a duty to the Borrower not to trade in any securities on the basis of, any information regarding the Borrower (unless expressly agreed to by such Deerfield Party in a written definitive and binding and binding agreement executed by the Borrower and such Deerfield Party or customary oral (confirmed by e-mail) “wall cross” agreement).

Section 5. Counterparts; Facsimile.

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement may be validly delivered by facsimile or other electronic transmission of an executed counterpart of the signature page hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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Section 6. GOVERNING LAW.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7. Effect of Agreement.

(a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent, the Borrower or any other Loan Party under the Existing Facility Agreement or any other Facility Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Facility Agreement or any other Facility Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Facility Agreement or any other Facility Document in similar or different circumstances.

(b) Each of the Loan Parties party hereto (the “Reaffirming Parties”) acknowledges receipt of a copy of this Agreement, and (i) hereby consents to the amendments to the Existing Facility Agreement contained herein, (ii) hereby confirms and reaffirms its respective guarantees and other obligations, as applicable, under and subject to the terms of each of the Facility Documents (collectively, the “Reaffirmed Documents”) to which it is party, (iii) agrees that, notwithstanding the effectiveness of this Agreement or any of the transactions contemplated hereby, such guarantees and other obligations, and the terms of each of the Reaffirmed Documents to which it is a party and the security interests created thereby, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations, as amended, modified and/or extended pursuant to this Agreement and (iv) this Agreement shall not evidence or result in a novation of such Obligations or the Reaffirmed Documents.

(c) On and after the Effective Date, this Agreement shall for all purposes constitute a Facility Document.

[signature pages follow]

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The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:	SIENTRA, INC.

	By:	/s/ Ron Menezes
	Name:	Ron Menezes
	Title:	President, Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO FACILITY AGREEMENT]

OTHER LOAN PARTIES:	MIST HOLDINGS, INC. MIST, INC. MIST INTERNATIONAL, INC.

	By:	/s/ Ron Menezes
	Name:	Ron Menezes
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO FACILITY AGREEMENT]

LENDER:	DEERFIELD PARTNERS, L.P., as Lender

By: Deerfield Mgmt, L.P., its General Partner

By: J.E. Flynn Capital, LLC, its General Partner

	By:	/s/ David J. Clark
	Name:	David J. Clark
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO FACILITY AGREEMENT]

Acknowledged and Agreed,

DEERFIELD PARTNERS, L.P., as Agent

By: Deerfield Mgmt, L.P., its General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO FACILITY AGREEMENT]